FMI International Fund II - Currency Unhedged
Schedule of Investments
December 31, 2025 (Unaudited)

COMMON STOCKS - 95.9%	Shares	Value
Britain - 31.5% (a)
Beverages: Alcoholic - 1.8%
Diageo PLC	61,000	$1,314,418

Beverages: Non-Alcoholic - 3.6%
Coca-Cola Europacific Partners PLC	28,600	2,594,020

Electrical Products - 2.8%
Smiths Group PLC	64,800	2,049,633

Electronics/Appliances - 2.3%
Howden Joinery Group PLC	146,000	1,633,958

Finance/Rental/Leasing - 4.1%
Ashtead Group PLC	43,500	2,965,784

Food: Specialty/Candy - 2.7%
Greggs PLC	87,500	1,972,334

Household/Personal Care - 4.0%
Unilever PLC	43,822	2,863,196

Internet Software/Services - 3.9%
Informa PLC	234,000	2,776,452

Major Banks - 2.7%
Lloyds Banking Group PLC	1,475,000	1,950,996

Trucks/Construction/Farm Machinery - 3.6%
Weir Group PLC	68,000	2,599,154
Total Britain		22,719,945

France - 10.4%
Miscellaneous Commercial Services - 1.8%
Edenred SE	59,300	1,310,882

Restaurants - 3.6%
Sodexo SA	51,000	2,613,034

Wholesale Distributors - 5.0%
Rexel SA	91,000	3,569,212
Total France		7,493,128

Germany - 5.3%
Industrial Machinery - 3.0%
Siemens AG	7,700	2,156,587

Medical/Nursing Services - 2.3%
Fresenius Medical Care AG	34,000	1,624,027
Total Germany		3,780,614

Hong Kong - 3.0%
Tools & Hardware - 3.0%
Techtronic Industries Co. Ltd.	187,900	2,161,439

Ireland - 7.8%
Airlines - 4.4%
Ryanair Holdings PLC - ADR	43,750	3,158,312

Miscellaneous Commercial Services - 3.4%
ICON PLC (b)	13,700	2,496,414
Total Ireland		5,654,726

Japan - 8.6%
Chemicals: Specialty - 3.4%
NOF Corp.	127,000	2,447,788

Computer Processing Hardware - 2.6%
Sony Group Corp.	74,500	1,910,999

Electronic Equipment/Instruments - 2.6%
Yokogawa Electric Corp.	57,850	1,855,282
Total Japan		6,214,069

Luxembourg - 1.9%
Discount Stores - 1.9%
B&M European Value Retail SA	615,000	1,394,142

Netherlands - 5.4%
Chemicals: Major Diversified - 1.7%
IMCD NV	13,250	1,202,601

Medical Specialties - 3.7%
Koninklijke Philips NV	97,977	2,667,832
Total Netherlands		3,870,433

Singapore - 2.4%
Major Banks - 2.4%
DBS Group Holdings Ltd.	40,100	1,756,567

Spain - 3.1%
Recreational Products - 3.1%
Fluidra SA	82,000	2,221,545

Sweden - 2.1%
Trucks/Construction/Farm Machinery - 2.1%
Epiroc AB	67,000	1,510,306

Switzerland - 5.1%
Medical Distributors - 2.5%
DKSH Holding AG	24,600	1,768,496

Pharmaceuticals: Major - 2.6%
Roche Holding AG	4,600	1,899,663
Total Switzerland		3,668,159

United States - 9.3%
Contract Drilling - 2.4%
SLB Ltd.	44,600	1,711,748

Other Consumer Services - 4.0%
Booking Holdings, Inc.	535	2,865,101

Wholesale Distributors - 2.9%
Ferguson Enterprises, Inc.	9,400	2,092,722
Total United States		6,669,571
TOTAL COMMON STOCKS (Cost $56,710,609)		69,114,644

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 4.0%	Shares	Value
First American Treasury Obligations Fund - Class X, 3.68% (c)	2,898,948	2,898,948
TOTAL MONEY MARKET FUNDS (Cost $2,898,948)		2,898,948

TOTAL INVESTMENTS - 99.9% (Cost $59,609,557)		72,013,592
Other Assets in Excess of Liabilities - 0.1%		84,350
TOTAL NET ASSETS - 100.0%		$72,097,942

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)
To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting such country or region.

(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized yield as of December 31, 2025.

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

FMI International Fund II - Currency Unhedged (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$14,918,317	$54,196,327	$–	$69,114,644
Money Market Funds	2,898,948	–	–	2,898,948
Total Investments	$17,817,265	$54,196,327	$–	$72,013,592

Refer to the Schedule of Investments for further disaggregation of investment categories.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period as compared to the security classifications from the prior year’s core financial statements.